Exhibit 10.26

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AMERICAN HEALTHCARE REIT, INC.

SECOND AMENDED AND RESTATED 2015 INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

(EXECUTIVE FORM)

Subject to the terms, restrictions, limitations, and conditions stated in this Restricted Stock Award Agreement (the “Agreement”) and in the American Healthcare REIT, Inc. Second Amended and Restated 2015 Incentive Plan (the “Plan”), American Healthcare REIT, Inc. (the “Company”), a Maryland corporation, hereby awards to the individual Recipient noted below (the “Recipient”), the number of shares of common stock of the Company (“Common Stock”) noted below (the “Award Shares”) as of the Award Date noted below.

Name of Award Recipient:

Number of Award Shares:

Award Date:	[ ]

Vesting Start Date:	[ ]

Vesting:

The Award Shares shall vest as provided in Section 1 herein.

Forfeiture:

The Award Shares are subject to forfeiture as provided in Section 3 and elsewhere herein and in the Plan.

Unless otherwise indicated, all capitalized terms used in this Agreement shall have the meaning assigned to them under the Plan.

In Witness Whereof, this Agreement has been executed by the Company by a duly authorized officer as of the Award Date.

American Healthcare REIT, Inc.

By:

Title:

By the execution of this Agreement, Recipient hereby acknowledges receipt of a copy of the Plan, represents that Recipient has read and understood the terms and provisions of the Plan, and accepts the Award Shares subject to all terms and provisions of this Agreement and the Plan.

Recipient also hereby represents that Recipient has been advised by the Company to consult with, and has fully consulted with, Recipient’s own tax consultants regarding the Recipient making a Code §83(b) election with respect to the Award Shares (a form of which is set forth as Exhibit A hereto), and the resulting impact on Recipient’s personal tax situation, prior to entering into this Agreement, that Recipient is not relying on the Company for any tax advice, and that Recipient may incur adverse tax consequences as a result of Recipient’s receipt and disposition of the shares. Recipient understands that Recipient, in his or her sole discretion, may or may not make a Code §83(b) election with respect to the Award Shares.

[Name]

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1  Vesting of Award Shares. Recipient shall become vested in 25% of the Award Shares on each of the first four anniversaries of the Vesting Start Date, subject to the Recipient’s Continuous Service through each applicable vesting date (except as otherwise provided in Section 3 hereto).

For all purposes of this Agreement, “Continuous Service” shall mean the period of continuous performance of services by Recipient for the Company or a Subsidiary, as determined by the Board in its sole and absolute discretion. If the above calculation of vested Shares would result in a fraction, any fraction will be rounded to zero.

Notwithstanding the foregoing, the Board may, in its sole discretion, accelerate the vesting of the Award Shares in whole or in part.

The Award Shares which have become vested pursuant to the vesting schedule set forth in paragraph 1 above or by virtue of such acceleration are herein referred to as the “Vested Award Shares” and all Award Shares which are not Vested Award Shares are sometimes herein referred to as the “Unvested Award Shares.”

2  Rights as Stockholder; Dividend & Voting Rights. Upon the grant of the Award Shares to Recipient on the Award Date, the Recipient (or any subsequent transferee) shall have all of the rights of a stockholder with respect to such Award Shares, subject to all of the restrictions specified herein, including the right to receive all dividends paid or declared with respect to the Award Shares; provided, however, that any regular cash dividends with respect to an issuance of securities by the Company shall be subject to the Recipient’s Continuous Service through the record date for such dividends and such dividends shall be paid within 30 days of such record date and any dividends or distributions other than a regular cash dividend shall be subject to the underlying restrictions set forth herein. Recipient shall have all voting rights applicable for all Vested and Unvested Award Shares for which the record date is on or after the Award Date. Recipient shall have no rights whatsoever (dividend, voting or otherwise) with respect to Award Shares which have been forfeited under Section 3.

3  Treatment upon Cessation of Services/Change of Control. Upon the Recipient’s cessation of Continuous Service for any reason, all Unvested Award Shares shall be forfeited, effective upon the date of such cessation of Continuous Service, provided, however, that in the event of (i) the Recipient’s termination of employment by the Company or a Subsidiary without Cause, or (ii) the Recipient’s resignation from employment for Good Reason (each as defined in the American Healthcare Opps Holdings, LLC Executive Severance and Change in Control Plan in effect as of the Award Date), then any Unvested Award Shares shall fully vest effective as of the date of such cessation of Continuous Service. Furthermore, upon the occurrence of a Change of Control, any Unvested Award Shares which are not assumed or substituted by a successor or survivor corporation, or a parent or subsidiary thereof, in accordance with Section 12.4(b)(4) of the Plan shall become fully vested effective as of the Change in Control.

4  Restrictions on Unvested Award Shares. None of the Unvested Award Shares may be conveyed, pledged, assigned, transferred, hypothecated, encumbered, or otherwise disposed of by Recipient, other than by will or by the laws of descent and distribution. The terms of this Agreement shall be binding upon the executor, administrators, successors and assigns of the Recipient. The restrictions of this Section 4 shall not apply to Vested Award Shares.

5  Withholding and Taxes. The Recipient shall be required to pay the Company, and/or the Company shall have the right to deduct from any compensation to the Recipient, the amount of any required federal, state or local income and payroll tax withholding taxes in respect of the Award or any dividends paid on the Award and to take such other action as the Company deems necessary to satisfy all obligations for federal, state or local taxes attributable to such amounts (the “Required Tax Payments”). On each applicable vesting date hereunder (or, if the vesting date is not a trading day on the principal stock exchange on which the shares are then traded, on the next trading day following the vesting date), the Recipient shall be required to sell as of such date a number of whole Vested Award Shares which would otherwise be released without restrictions to the Recipient upon the vesting date having an aggregate fair market value, determined as of the date on which such withholding obligation arises, equal to the Required Tax Payments and remit such proceeds to the Company to pay such Required Tax Payments on the Recipient’s behalf, with any portion that cannot be satisfied through the selling of whole Vested Shares to be remitted to the Company by the Recipient in cash or deducted from any compensation due to the Recipient.

6  Termination of Restrictions. The Award Shares, whether owned by the Recipient or any transferee thereof shall continue to be subject to all restrictions imposed under Section 3 and 4 until all Award Shares have become Vested Award Shares.

7  Governing Laws. This Agreement shall be construed, administered, and enforced according to the laws of the State of Maryland.

8  Successors. This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

9  Entire Agreement. Subject to the terms and conditions of the Plan, this Agreement expresses the entire understanding and agreement of the parties with respect to the subject matter.

10  Violation. Any transfer, pledge, sale, assignment, or hypothecation of the Award Shares or any portion thereof shall be a violation of the terms of this Agreement and shall be null, void and without effect ab initio.

11  Headings. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.

12  Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

13  No Rights Created. Neither the establishment of the Plan nor the award of Award Shares hereunder shall be construed as giving Recipient the right to continue in Continuous Service.

14  No Disclosure Duty. The Recipient and the Company acknowledge and agree that the Company and its directors, officers or employees shall have no duty or obligation to disclose to the Recipient any material information regarding the business of the Company or affecting the value of the Award Shares.

15  Investment Representation. The Recipient hereby represents and covenants that (a) any Shares acquired upon the vesting of the Award Shares will be acquired for investment and not with a view to the distribution thereof within the meaning of the Securities Act, unless such acquisition has been registered under the Securities Act and any applicable state securities laws; (b) any subsequent sale of any such Award Shares shall be made either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; and (c) if requested by the Company, the Recipient shall submit a written statement, in form satisfactory to the Company, to the effect that such representation (x) is true and correct as of the date of vesting of any Award Shares or (y) is true and correct as of the date of any sale of any such share, as applicable. As a further condition precedent to the delivery to the Recipient of any Award Shares, the Recipient shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance or delivery of the shares and, in connection therewith, shall execute any documents which the Board shall in its sole discretion deem necessary or advisable.

EXHIBIT A

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE

The undersigned taxpayer (the “Taxpayer”) hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in his or her gross income for the current taxable year, the amount of any compensation taxable to him in connection with his receipt of the property described below:

1.   The name, address and taxpayer identification number of the undersigned Taxpayer are as follows:

Name:

Address:

Social Security Number (TIN):

2.   The property with respect to which the election is made is:

___________________________________ shares of common stock of American Healthcare REIT, Inc.

3.   The date on which the property was transferred and the taxable year for which this election is made are:

Date on Which Property Was Transferred:

Taxable Year for Which Election is Made:

4.   The property is subject to transferability, forfeiture and other restrictions, all as set forth in a Restricted Stock Agreement between the Taxpayer and American Healthcare REIT, Inc., including forfeiture conditions for failure to provide continuous service to American Healthcare REIT, Inc.

5.   The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

  $_____/Share X ________________________ Shares = $______________________________

6.   No amount was paid for such property.

The undersigned Taxpayer has submitted copies of this statement to American Healthcare REIT, Inc., the person for whom the services were performed in connection with the Taxpayer’s receipt of the above-described property. The Taxpayer is the person performing the services in connection with the transfer of said property. The undersigned Taxpayer understands that the foregoing election may NOT be revoked except with the consent of the Commissioner, which will only be granted when the Taxpayer is under a mistake of fact as to the underlying transaction and when made within 60 days of the date such mistake of fact first became known to the Taxpayer.

THE UNDERSIGNED TAXPAYER UNDERSTANDS AND ACKNOWLEDGES THAT, FOR THIS ELECTION TO BE EFFECTIVE, COPIES OF THIS COMPLETED ELECTION FORM MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (AT THE LOCATION WHERE THE TAXPAYER’S INCOME TAX RETURN WOULD BE FILED) NOT LATER THAN 30 DAYS AFTER THE DATE THE ABOVE-DESCRIBED PROPERTY WAS TRANSFERRED TO THE TAXPAYER. A COPY OF THIS COMPLETED ELECTION MUST ALSO BE SUBMITTED TO AMERICAN HEALTHCARE REIT, INC. WITHIN 30 DAYS AFTER THE DATE THE ABOVE-DESCRIBED PROPERTY WAS TRANSFERRED TO THE TAXPAYER.

Dated this _____________ day of __________________, 2024.

Signature: ________________________________________________

Name of Taxpayer: _________________________________________

83(b) Election Form